UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2010

MADISON BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54081	27-2585073
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9649 Belair Road, Suite 300, Baltimore, Maryland 21236
(Address of principal executive offices) (Zip Code)

(410) 529-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On October 6, 2010, the Company announced that it completed its stock offering on October 6, 2010.  A total of 608,116 shares of common stock were sold in the subscription and community offerings at $10.00 per share.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                      Exhibits

            99.1           Press release dated October 6, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MADISON BANCORP, INC.

Date: October 12, 2010	By:	/s/ Michael P. Gavin
Michael P. Gavin
President and Chief Executive Officer